EXHIBIT 10.4

NS8 CORPORATION

AMENDMENT NO. 1
TO SECURED CONVERTIBLE DEBENTURE
 NO. 002

THIS DEBENTURE AMENDMENT SHOULD BE ATTACHED TO THE
ORIGINAL DEBENTURE

This Amendment No. 1 to Debenture (this “Amendment”) is issued in connection with that certain Secured Convertible Debenture No. 002 (the “Debenture”) issued by NS8 Corporation, (the “Company”) to Cornell Capital Partners, L.P. (the “Holder”), on June 25, 2004 in the original principal amount of $750,000.

THIS CERTIFIES THAT, the following amendments are hereby made to the Debenture:

1.	The due date of the Debenture as stated in Section 1.01 shall hereinafter be extended from June 25, 2007 to July 19, 2008.

2.	The interest rate as set forth in Section 1.01 shall be increased from five percent (5%) to fourteen percent (14%) effective as of July 20, 2007.

IN WITNESS WHEREOF, the Company has caused this Amendment to be signed by its duly authorized officer.

NS8 CORPORATION

Date: July 20, 2007	By:	/s/ George G. O’Leary
George G. O’Leary
Chief Financial Officer (Principal Financial and Accounting Officer)